SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 18, 2004
(Date of earliest event reported)

Commission File No.:  333-116509



                    Wells Fargo Asset Securities Corporation
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        Delaware                                            52-1972128
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(State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)

7430 New Technology Way
Frederick, Maryland                                               21703
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Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                7485 New Horizon Way, Frederick, Maryland 21703
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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Structural Term Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets
                                                and Structural Term Sheets
                                                prepared by Banc of America
                                                Securities LLC in connection
                                                with Wells Fargo Asset
                                                Securities Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-T

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                    CORPORATION


August 18, 2004

                                   By:      /s/ Bradley A. Davis
                                          ----------------------------------
                                          Bradley A. Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                E
                        and Structural Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection
                        with Wells Fargo Asset Securities
                        Corporation, Mortgage Pass-Through
                        Certificates, Series 2004-T